UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2016

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amended 8-K”) amends and supplements the Current Report on Form 8-K filed by VAALCO Energy, Inc. (the “Company”) on August 1, 2016 (the “Original 8-K”) to provide additional disclosure below required by Item 5.02 and to disclose that the Company entered into a Change in Control Agreement with Ms. Elizabeth Prochnow on August 10, 2016.

Item 1.01 Entry into a Material Definitive Agreement.

The information regarding the Change in Control Agreement entered into with Ms. Prochnow set forth in Item 5.02 of this Amended 8-K is incorporated into this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2016, Steven P. Guidry notified the Company of his resignation as Chief Executive Officer and as a director of the Company, effective September 1, 2016.  Mr. Guidry’s resignation was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On August 1, 2016, the Company’s Board of Directors (the “Board”) appointed Cary Bounds, the Company’s Chief Operating Officer, as Interim Chief Executive Officer effective September 1, 2106, to serve until a permanent Chief Executive Officer can be identified. Mr. Bounds will not receive any additional compensation in connection with his additional role as Interim Chief Executive Officer and will continue to also serve as Chief Operating Officer during his interim appointment.

Mr. Bounds, age 48, has served as the Company’s Chief Operating Officer since June 2015. Prior to joining the Company, Mr. Bounds most recently served as Noble Energy, Inc.’s (NYSE: NBL) Business Unit Manager and Vice President Noble Energy EG with responsibility for Noble’s operations in Equatorial Guinea from May 2013 to June 2015. Prior to that, he served as Noble’s Country Manager, North Sea from April 2010 to May 2013. Prior to Noble, Mr. Bounds was the Engineering and Planning Manager, Worldwide for Terralliance Technologies, Inc. from 2007 to 2010 and served as their Country Manager in Mozambique from 2007 to 2010.  From 2004 to 2007, Mr. Bounds held positions with SM Energy Co. (NYSE: SM) as Engineering Manager for their Gulf Coast and Permian assets and he worked in corporate development, planning and reservoir engineering positions for Dominion E&P. Mr. Bounds began his career at ConocoPhillips (NYSE: COP) in 1991 in reservoir and production engineering. Mr. Bounds holds a Bachelor of Science in Petroleum Engineering from Texas A&M University.

There are no understandings or arrangements between Mr. Bounds and any other person pursuant to which he was selected to serve as the Interim Chief Executive Officer of the Company. There are no relationships between Mr. Bounds and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

On August 1, 2016, the Board also designated Elizabeth Prochnow, the Company’s Controller and Chief Accounting Officer, as the Company’s Principal Financial Officer. Ms. Prochnow will not receive any additional compensation in connection with her additional role as Principal Financial Officer.

Ms. Prochnow, age 57, has served as the Company’s Controller and Chief Accounting Officer since April 2016. Prior to joining the Company, Ms. Prochnow most recently served as Controller and Chief Accounting Officer for Total Safety, U.S., Inc. from August 2014 to March 2015. Prior to that, she served as a director of Carrtegra, LLC, a financial advisory consulting firm, from June 2013 to August 2014 and as Executive Vice President, Chief Financial Officer of Sterling Construction Company, Inc. (Nasdaq: STRL) from November 2011 to May 2013. Before beginning with Sterling in February 2011, Ms. Prochnow was Vice President, Finance and Chief Financial Officer of Bristow Group Inc. (NYSE: BRS) from May 2009 to June 2010 and Vice President, Chief Accounting Officer and Controller from 2005 to 2009. From 1997 to 2005, Ms. Prochnow served in positions of increasing responsibility at MAXXAM Inc., ultimately as the company’s Vice President and Controller. Before MAXXAM, Ms. Prochnow served as the Controller and Chief Accounting Officer of GulfMark Offshore, Inc. (formerly GulfMark International, Inc. (NYSE:GLF)) from 1990 to 1996. Ms. Prochnow began her career as a public accountant at Arthur Anderson LLP in 1981. Ms. Prochnow holds a Bachelor of Arts and a Masters of Accounting from Rice University and is a certified public accountant in the State of Texas.

There are no understandings or arrangements between Ms. Prochnow and any other person pursuant to which Ms. Prochnow was selected to serve as the Principal Financial Officer of the Company. There are no relationships between Ms. Prochnow and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

On August 10, 2016, the Company entered into a change in control agreement with Ms. Prochnow (the “Change in Control Agreement”). The term of the Change in Control Agreement ends on March 31, 2017, subject to earlier termination upon notice or certain other conditions.

The Change in Control Agreement provides Ms. Prochnow with certain severance benefits if her employment is terminated in connection with a Change in Control (as defined in the Change in Control Agreement). Specifically, if Ms. Prochnow’s employment is terminated by the Company without Cause, by Ms. Prochnow for Good Reason, or due to Ms. Prochnow’s death or disability, in each case within six months following a Change in Control, then the Company shall provide Ms. Prochnow with a cash severance payment at least equal to seventy-five percent (75%) of her annual base salary then in effect as well as continued group health plan coverage for a period of three months following such termination, as applicable.

The summary herein is qualified in its entirety by reference to Ms. Prochnow’s Change in Control Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD.

On August 3, 2016, the Company issued a press release announcing the resignation of Steven P. Guidry as Chief Executive Officer and the appointment of Cary Bounds, the Company’s Chief Operating Officer, as Interim Chief Executive Officer. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Change in Control Agreement between VAALCO Energy, Inc. and Elizabeth Prochnow, dated August 10, 2016
99.1	Press Release, dated August 3, 2016 (incorporated by reference from Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2016)

*Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.

(Registrant)

Date:  August 11, 2016

By:/s/ Eric J. Christ

Name: Eric J. Christ

Title:Vice President, General Counsel and Corporate Secretary

Exhibit Index

8

Exhibit Number	Description

10.1*	Change in Control Agreement between VAALCO Energy, Inc. and Elizabeth Prochnow, dated August 10, 2016
99.1	Press Release, dated August 3, 2016 (incorporated by reference from Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2016)

*Indicates management contract or compensatory plan or arrangement.